Zell Capital
Schedule of Investments
December 31, 2021 (Unaudited)

Security Description	Quantity	Fair Value

SAFE Notes - 44.3%
DOLR SAFE Note(1)(2)		$70,000
Studium SAFE Note(2)		85,000
GRID SAFE Note(2)		10,000
Total SAFE Notes (Cost $165,000)		165,000

Private Equity - 7.0%
Terra Kaffe(2)		26,120
Total Private Equity (Cost $26,120)		26,120

Money Market Funds - 10.4%
First American Government Obligations Fund, Class X - 0.03%(3)	38,800	38,800
Total Money Market Funds (Cost $38,800)		38,800

Total Investments (Cost $229,920) - 61.7%		$229,920
Liabilities in Excess of Other Assets - 38.3%		(205,084)
Net Assets - 100.0%		$24,836

SAFE - Simple Agreement for Future Equity
(1) There is a potential conflict of interest between DOLR and Zell Capital. DOLR is a client of mpMurcia, LLC, dba Book+Street. An officer of the Fund is the majority shareholder of Book + Street.
(2) Non-income producing.
(3) Presented rate represents the Money Market Fund’s average 7-day % yield as of December 31, 2021.

Percentages are stated as a percent of net assets.

The following table presents information about the Fund’s assets measured on a recurring basis as of December 31, 2021 and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
SAFE Notes	$-	$-	$165,000	$165,000
Private Equity	-	-	26,120	26,120
Money Market Funds	38,800	-	-	38,800
Total Investments in securities and cash equivalents	$38,800	$-	$191,120	$229,920